Exhibit 21.1

EXCEL TRUST, INC. SUBSIDIARIES

Excel Anthem, LLC, a Delaware limited liability company

Excel Bay Hill, LLC, a Delaware limited liability company

Excel Bay Hill Manager, LLC, a Delaware limited liability company

Excel Brandywine, LLC, a Delaware limited liability company

Excel Centre Partners, LLC, a California limited liability company

Excel Dellagio, LLC, a Delaware limited liability company

Excel Dothan, LLC, a Delaware limited liability company

Excel East Chase LLC, a Delaware limited liability company

Excel Foxwood, LLC, a Delaware limited liability company

Excel Gilroy, LLC, a Delaware limited liability company

Excel GIV La Costa, LLC, a Delaware limited liability company

Excel Hulen, LLC, a Delaware limited liability company

Excel La Costa LLC, a Delaware limited liability company

Excel Lake Burden, LLC, a Delaware limited liability company

Excel Lake Pleasant, LLC, a Delaware limited liability company

Excel League City, LLC, a Delaware limited liability company

Excel Maguire I, LLC, a Delaware limited liability company

Excel Maguire II, LLC, a Delaware limited liability company

Excel Milledgeville, LLC, a Delaware limited liability company

Excel Missoula, LLC, a Delaware limited liability company

Excel Newport, LLC, a Delaware limited liability company

Excel North Corbin, LLC, a Delaware limited liability company

Excel Odessa, LLC, a Delaware limited liability company

Excel Pavillion Crossing, a Delaware limited liability company

Excel Promenade, LLC, a Delaware limited liability company

Excel Promenade Office, LLC, a Delaware limited liability company

Excel Red Boulder, LLC, a Delaware limited liability company

Excel Rockwall, LLC, a Delaware limited liability company

Excel Rosewick, LLC, a Delaware limited liability company

Excel San Marcos, LLC, a Delaware limited liability company

Excel Shippensburg, LLC, a Delaware limited liability company

Excel South Corbin, LLC, a Delaware limited liability company

Excel Spring Hill, LLC, a Delaware limited liability company

Excel St. Marys, LLC, a Delaware limited liability company

Excel Stockton, LLC, a Delaware limited liability company

Excel Tracy Pavilion, LLC, a Delaware limited liability company

Excel Trust, L.P., a Delaware limited partnership

Excel TRS, Inc., a Delaware corporation

Excel Twin Oaks, LLC, a Delaware limited liability company

Excel Vestavia, LLC, a Delaware limited liability company

Excel WBV III, LLC, a Delaware limited liability company

Excel WBV V, LLC, a Delaware limited liability company

Five Forks GS, LLC, a Delaware limited liability company

Vestavia Outparcel Holdings LLC, an Alabama limited liability company